UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)
401 Park Avenue South, New York, New York 10016
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 26, 2005, HMS Holdings Corp. (the “Company”) issued a press release announcing its results of operations for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1.
     The information (including Exhibit 99.1 furnished herewith) in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1     Press Release dated July 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2005

HMS HOLDINGS CORP.

	By:	/s/ Robert M. Holster

Robert M. Holster President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Thomas G. Archbold

Thomas G. Archbold Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued July 26, 2005